UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 125, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 14, 2011, Pacira Pharmaceuticals, Inc. (the “Company,” or “Pacira”) announced that the U.S. Food and Drug Administration (“FDA”) has extended the Prescription Drug User Fee Act (“PDUFA”) goal date for its Review of the New Drug Application for EXPARELTM (Bupivacaine Extended-Release Liposome Injection) by three months. The new PDUFA goal date is October 28, 2011.

The FDA requested additional information from Pacira, which the Company has submitted. The FDA determined that this information constituted a major amendment. The agency has the option to extend the PDUFA goal date when a sponsor submits a major amendment to an NDA within three months of the PDUFA goal date to provide the FDA time to complete the review.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: June 16, 2011	By:	/s/ James Scibetta
James Scibetta Chief Financial Officer